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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                     10 3/4% SERIES A SENIOR NOTES DUE 2006

                                       OF

                              AAi.FOSTERGRANT, INC.

        This form or one substantially equivalent hereto must be used to accept the Exchange Offer of AAi.FosterGrant, Inc. (the "Company") made pursuant to the Prospectus dated _________, 1998 (the "Prospectus") if certificates for the 10 3/4% Series A Senior Notes due 2006 (the "Old Notes") of the Company are not immediately available or if the Old Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent. Capitalized terms used by not defined herein have the meanings given to them in the Prospectus.

            TO: IBJ SCHRODER BANK & TRUST COMPANY, THE EXCHANGE AGENT

By Registered or Certified Mail:         By Hand or Overnight Delivery:

IBJ Schroder Bank & Trust Company        IBJ Schroder Bank & Trust Company
Bowling Green Station                    One State Street
P.O. Box 84                              New York, New York 10004
New York, New York 10274-0084            Attention: Securities Processing Window
Attention: Reorganization Operations     Subcellar One, (SC-1)
        Department

                                  By Facsimile:
                                 (212) 858-2611
                           Attention: Customer Service

                              Confirm by telephone:
                                 (212) 858-2103

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.
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        This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal.

LADIES AND GENTLEMEN:

        The undersigned hereby tenders to AAi.FosterGrant, Inc., a Rhode Island corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                       DESCRIPTION OF SECURITIES TENDERED

Name and address of registered
holder as it appears on the
10 3/4% Senior Notes due       Certificate Number(s)         Principal Amount
2006 ("Notes")                 of Notes Tendered             of Notes Tendered


(Please Print)

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

Area Code and Tel. No.
                      -----------------------------------------------

Certificate Nos. (if available)                      Signature(s)

------------------------------                       -----------------
                                                     Dated:
                                                           -----------

If Old Notes will be delivered by book-entry transfer at The Depository Trust Company ("DTC"), Depository Account No.:
                                        ----------------------------------------

        This Notice of Guaranteed Delivery must be signed by the Holder(s) of Old Notes exactly as its (their) name(s) appear(s) on certificates for Old Notes or on a security position listing as the owner of the Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                                       2

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Please print name(s) and address(es)

Name(s):
        -----------------------------------------

        -----------------------------------------

Capacity:
            ----------------------------------------

Address(es):
            ----------------------------------------

            ----------------------------------------


                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

        The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "Eligible Guarantor Institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees that delivery to the Exchange Agent of certificates for the Old Notes tendered hereby, in proper form for transfer (or confirmation of electronic delivery of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

Name of Firm:
             --------------------------         ---------------------------
                                                (Authorized Signature)

Address:                                        Title:
        -------------------------------               ----------------------
                                                Name:
---------------------------------------               ----------------------
                              (Zip Code)               (Please type or print)

Area Code and Telephone Number:                  Date:
                                                      -----------------------
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NOTE: DO NOT SEND OLD NOTES WITH THIS FORM; OLD NOTES SHOULD BE SENT WITH YOUR
LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE DATE OF EXECUTION OF THE NOTICE OF GUARANTEED DELIVERY.


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